EXHIBIT 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the annual report of Atlas Corp. (the “Company”) on Form 20-F for the year ended December 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Form-20-F”), I, Bing Chen, Chief Executive Officer and Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
(1)    The Form 20-F fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)    The information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 14, 2025

By: /s/ Bing Chen Bing Chen Chief Executive Officer and Interim Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)